UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): September 11, 2012

Shades Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	000-54156	27-1368114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1591 McGregor Blvd, Suite 4, Fort Myers, FL		33908
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (813) 454-0130

20711 Sterlington Drive, Land O’Lakes, FL 34638
(Former name or former address, if changed since last report)
Copies to: Darrin Ocasio, Esq. Sichenzia Ross Friedman Ference LLP 61 Broadway, 32nd Floor New York, New York 10006 Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously disclosed in the Current Report on 8-K of Shades Holdings, Inc., (“we” or the “Company”) dated September 7, 2012 (the “Initial 8-K”), the Company entered into a Share Exchange Agreement (the “Exchange Agreement”) with Suncoast Real Estate Owned Holdings, Inc., a Florida corporation (“Suncoast”), and the shareholder of Suncoast (the “Suncoast Shareholder”). On September 11, 2012, the parties consummated the transactions contemplated under the Exchange Agreement (the “Exchange”) and the Suncoast Shareholder shall transfer all of the issued and outstanding capital stock of Suncoast to the Company in exchange for 15,500,000 shares of common stock of the Company. Such Exchange caused Suncoast to become a wholly-owned subsidiary of the Company and gave the Shareholder a controlling interest in the Company.

Pursuant to the terms and conditions of the Exchange Agreement:

•        The shares of Suncoast’s common stock issued and outstanding immediately prior to the closing of the Exchange were exchanged for the right to receive an aggregate of 15,500,000 shares of our common stock, which were issued to the Suncoast Shareholder.

•        Sean Lyons, Jesus Diaz, and Ryan Ford resigned from all offices and/or directorships each held in the Company, except that Sean Lyons remained as a director and Wilson Garrett was elected the new Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Secretary, Treasurer and Director of the Company.

•         We entered into consulting agreements (the “Consulting Agreements”) with certain consultants, as further described herein, whereby we issued such consultants an aggregate of 2,666,666 shares of our common stock.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Exchange Agreement which is filed as Exhibit 2.1 to the Initial 8-K, which is incorporated herein by reference.

The shares of our common stock issued to the Suncoast Shareholder in connection with the Exchange Agreement (15,500,000) and the shares of common stock issued under the Consulting Agreements (2,666,666) were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption from registration provided by Section 4(2) under the Securities Act and Regulation D promulgated thereunder. These securities may not be transferred or sold absent registration under the Securities Act or an applicable exemption therefrom.

We intend to carry on the business of Suncoast as our sole line of business. Upon closing of the Exchange, we relocated our executive offices to 15961 McGregor Blvd., Suite 4, Fort Myers, FL 33908.

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Changes to the Board of Directors and Executive Officers. Upon the closing of the Exchange, Sean Lyons, Jesus Diaz, and Ryan Ford resigned from all offices and/or directorships each held in the Company, except that Sean Lyons remained as a director and simultaneously with the effectiveness of the Exchange, Wilson Garrett was elected the new Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Secretary, Treasurer and Director of the Company. There is no family relationship between any of the officers or directors of the Company.

Wilson Garrett, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Secretary, Treasurer and Director

Mr. Garrett has worked in the real estate sector for 15 years. From March 1, 2007 to May 1, 2009, Mr. Garrett was the National Director of Sales and Marketing for Central Florida Investments, Westgate Resorts. From May 1, 2009 to November 1, 2010, Mr. Garrett served as the Vice President of Concord Wilshire Capital, LLC and from November 1, 2010 to April 8, 2012 he served as a Manager of The Change Group, Inc. Mr. Garrett is an owner of Creative Investments 2012 LLC since August 1, 2012 and a Principal of Suncoast Real Estate Owned Holdings, Inc. since May 1, 2012. Mr. Garrett was chosen to be a director of the Company based on his extensive experience with real estate auctions.

Consulting Agreements

On September 11, 2012, the Company entered into Consulting Agreements with each of Vince Vellardita, Apogee Financial Investments Inc. and Total CFO LLC (the “Consultants”) pursuant to which the Consultants will provide consulting services to the Company, as described in their respective agreements, for a period of one year. In consideration for their services, Mr. Vellardita received 1,333,333 shares of the Company’s common stock and Apogee and Total CFO received 666,667 and 666,666 shares of the Company’s common stock, respectively.

The issuance of these securities was deemed to be exempt from the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 4(2) thereof, as a transaction by an issuer not involving a public offering.

Tax Treatment. The Exchange Agreement is intended to constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or such other tax free reorganization exemptions that may be available under the Code.

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
2.1	Exchange Agreement (Incorporated by reference to the Current Report on Form 8-K, filed with the SEC on September 10, 2012)
10.1	Consulting Agreement between the Company and Vince Vellardita dated September 12, 2012
10.2	Consulting Agreement between the Company and Apogee Financial Investments, Inc. dated September 12, 2012
10.3	Consulting Agreement between the Company and Total CFO LLC. dated September 12, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 12, 2012

SHADES HOLDINGS, INC.

By:	Wilson Garrett
Name: Wilson Garrett Title: Chief Executive Officer

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